Basis of preparation	12 Months Ended
Jun. 30, 2019
Basis Of Preparation [Abstract]
Basis of Preparation

1. Basis of preparation

The general purpose financial statements of Mesoblast Limited and its subsidiaries have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board and Australian equivalent International Financial Reporting Standards, as issued by the Australian Accounting Standards Board. Mesoblast Limited is a for-profit entity for the purpose of preparing the financial statements.

(i)	Going concern

For the fiscal years ended June 30, 2019, 2018 and 2017, the Group incurred a total comprehensive loss after income tax of $89.9 million, $35.9 million and $76.5 million, respectively, and had net cash outflows from operations of $57.8 million, $75.0 million and $95.5 million, respectively. As of June 30, 2019, the Group held total cash and cash equivalents of $50.4 million.

The Group has an overarching strategy to fund operations predominately through non-dilutive strategic and commercial transactions.  In line with this strategy in 2018 the Group entered into a strategic partnership with Tasly and into loan and security agreements with Hercules and NovaQuest. Under the agreements with Hercules and NovaQuest, the Group has up to an additional US$35.0 million available subject to achievement of certain milestones.

The Group will also consider equity-based financing to fund operational requirements. Mesoblast has entered into a Subscription Commitment Letter with its largest institutional shareholder, M&G Investment Management, for US$15.0 million in Mesoblast ordinary shares, exercisable by the Company on or before 31 December 2019, subject to customary diligence and with pricing to be agreed at the time Mesoblast gives notice. In addition, in July 2019 the Group extended its fully discretionary equity facility with Kentgrove Capital from which it can raise capital of up to A$120 million (approximately US$ 82 million) over the next 24 months, the quantum and timing of capital raised will be subject to the market price and trading volumes of Mesoblast’s ordinary shares during the period and the Group’s obligations under ASX Listing Rule 7.1.

There is uncertainty related to the Group’s ability to raise funds through entering strategic and commercial transactions, equity-based or debt-based financings to meet the Group’s requirements.  The continuing viability of the Group and its ability to continue as a going concern and meet its debts and commitments as they fall due are dependent upon non-dilutive funding in the form of strategic and commercial transactions, equity-based or debt-based financing to fund future operations.

Management and the directors believe that the Group will be successful in the above matters and, accordingly, have prepared the financial report on a going concern basis, notwithstanding that there is a material uncertainty that may cast significant doubt on the Group’s ability to continue as a going concern and that it may be unable to realize its assets and liabilities in the normal course of business.

References to matters that may cast significant doubt about the Group’s ability to continue as a going concern also raise substantial doubt as contemplated by the Public Company Accounting Oversight Board (“PCAOB”) standards.

(ii)Historical cost convention

These financial statements have been prepared under the historical cost convention, as modified by the revaluation of financial assets at fair value through other comprehensive income, financial assets and liabilities (including derivative instruments) at fair value through profit or loss, certain classes of property, plant and equipment and investment property.

(iii)	New and amended standards adopted by the Group

Revenue recognition

The Group adopted IFRS 15 Revenue from Contracts with Customers on July 1, 2018, using the modified retrospective approach. Revenue from contracts with customers is measured and recognized in accordance with the five step model prescribed by the standard.

First, contracts with customers within the scope of IFRS 15 are identified. Distinct promises within the contract are identified as performance obligations. The transaction price of the contract is measured based on the amount of consideration the Group expects to be entitled from the customer in exchange for goods or services. Factors such as requirements around variable consideration, significant financing components, noncash consideration, or amounts payable to customers also determine the transaction price. The transaction is then allocated to separate performance obligations in the contract based on relative standalone selling prices. Revenue is recognized when, or as, performance obligations are satisfied, which is when control of the promised good or service is transferred to the customer. Revenues comprise commercialization and milestone revenue, research and development tax incentives and interest revenue.

There was no cumulative impact of the adoption of IFRS 15 Revenue from Contracts with Customers on July 1, 2018.

Revenues from contracts with customers comprise commercialization and milestone revenue. The Group also has revenue from research and development tax incentives and interest revenue.

Commercialization and milestone revenue

Commercialization and milestone revenue generally includes non-refundable up-front license and collaboration fees; milestone payments, the receipt of which is dependent on certain clinical, regulatory or commercial milestones; as well as royalties on product sales of licensed products, if and when such product sales occur; and revenue from the supply of products. Payment is generally due on standard terms of 30 to 60 days.

Amounts received prior to satisfying the revenue recognition criteria are recorded as deferred revenue or deferred consideration in our consolidated balance sheet, depending on the nature of the arrangement. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified within current liabilities. Amounts not expected to be recognized as revenue within 12 months following the balance sheet date are classified within non-current liabilities.

Milestone revenue

The Group applies the five-step method under the standard to measure and recognize milestone revenue.

The receipt of milestone payments is often contingent on meeting certain clinical, regulatory or commercial targets, and is therefore considered variable consideration. The Group estimate the transaction price of the contingent milestone using the most likely amount method. The Group includes in the transaction price some or all of the amount of the contingent milestone only to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the contingent milestone is subsequently resolved. Milestone payments that are not within the control of the Group, such as regulatory approvals, are not considered highly probable of being achieved until those approvals are received. Any changes in the transaction price are allocated to all performance obligations in the contract unless the variable consideration relates only to one or more, but not all, of the performance obligations.

When consideration for milestones is a sale-based or usage-based royalty that arises from licenses of IP (such as cumulative net sales targets), revenue is recognized at the later of when (or as) the subsequent sale or usage occurs, or when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied).

Licenses of intellectual property

When licenses of IP are distinct from other goods or services promised in the contract, the Group recognizes the transaction price allocated to the license as revenue upon transfer of control of the license to the customer. The Group evaluates all other promised goods or services in the license agreement to determine if they are distinct. If they are not distinct, they are combined with other promised goods or services to create a bundle of promised goods or services that is distinct.

The transaction price allocated to the license performance obligation is recognized based on the nature of the license arrangement. The transaction price is recognized over time if the nature of the license is a “right to access” license. This is when the Group undertakes activities that significantly affect the IP to which the customer has rights, the rights granted by the license directly expose the customer to any positive or negative effects of the Group’s activities, and those activities do not result in the transfer of a good or service to the customer as those activities occur. When licenses do not meet the criteria to be a right to access license, the license is a “right to use” license, and the transaction price is recognized at the point in time when the customer obtains control over the license.

Sales-based or usage-based royalties

Licenses of IP can include royalties that are based on the customer’s usage of the IP or sale of products that contain the IP. The Group applies the specific exception to the general requirements of variable consideration and the constraint on variable consideration for sales-based or usage-based royalties promised in a license of IP. The exception requires such revenue to be recognized at the later of when (or as) the subsequent sale or usage occurs and the performance obligation to which some or all of the sales-based or usage-based royalty has been allocated has been satisfied (or partially satisfied).

Tasly arrangement

In July 2018, the Group entered into a strategic alliance with Tasly Pharmaceutical Group (“Tasly”) for the development, manufacture and commercialization in China of the Group’s allogeneic mesenchymal precursor cell (“MPC”) products, MPC-150-IM and MPC-25-IC. Tasly received all exclusive rights for MPC-150-IM and MPC-25-IC in China and Tasly will fund all development, manufacturing and commercialization activities in China.

The Group received a $20.0 million up-front technology access fee from Tasly upon closing of this strategic alliance in October 2018. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and up to six escalating milestone payments when the product candidates reach certain sales thresholds in China.

Under IFRS 15, upon completion of this strategic alliance on September 14, 2018, the Group recognized $10.0 million in milestone revenue from the $20.0 million up-front technology access fee received from Tasly in October 2018 as this is the portion of revenue that control has been transferred to Tasly. The Group recognized the remaining $10.0 million from the $20.0 million up-front payment as deferred consideration on the consolidated balance sheet. The deferred consideration amount will be recognized in revenue when and if control transfers to Tasly based on the Group’s decision regarding the exercise of the Group’s rights in the terms and conditions of the agreement.

For the comparative period, being the year ended June 30, 2018 no milestone revenue was recognized in relation to this strategic alliance with Tasly.

TiGenix arrangement

In December 2017, the Group entered into a patent license agreement with TiGenix NV (“TiGenix”), now a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”), which granted Takeda exclusive access to certain of our patents to support global commercialization of the adipose-derived mesenchymal stem cell (“MSC") product, Alofisel® a registered trademark of TiGenix, previously known as Cx601, a product candidate of Takeda, for the local treatment of fistulae. The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties.

As part of the license agreement, the Group received €5.0 million ($5.9 million) as a non-refundable up-front payment and recognized this amount in revenue in December 2017 upon receipt. In December 2018, the Group received a milestone payment of €5.0 million, the Group recognized revenue of €5.0 million ($5.9 million) pertaining to this milestone in December 2017 as all performance obligations had been satisfied at that time. The Group is entitled to further payments up to €10.0 million when Takeda reaches certain product regulatory milestones. Additionally, the Group receives single digit royalties on net sales of Alofisel®.

No milestone revenue was recognized in relation to the patent license agreement with Takeda in the year ended June 30, 2019.

In the year ended June 30, 2018, we recognized $11.8 million in milestone revenue in relation to our patent license agreement with Takeda. Within this $11.8 million, €5.0 million ($5.9 million) was recognized in relation to the non-refundable up-front payment received upon execution of the Group’s patent license agreement with Takeda in December 2017 and €5.0 million ($5.9 million) was recognized in December 2017 in relation to further payments received in December 2018 for product Alofisel®, as all performance obligations had been satisfied at that time. These amounts were recorded in revenue as there were no further performance obligations required in regards to these milestones.

JCR arrangement

In October 2013, the Group acquired all of the culture-expanded, MSC-based assets, from Osiris Therapeutics, Inc. (“Osiris”). These assets included assumption of a collaboration agreement (the “JCR Agreement”) with JCR Pharmaceuticals Co., Ltd. (“JCR”), a pharmaceutical company in Japan. Revenue recognized under this model is limited to the amount of cash received or for which the Group are entitled, as JCR has the right to terminate the agreement at any time.

Under the JCR Agreement, JCR is responsible for all development and manufacturing costs including sales and marketing expenses. Under the JCR Agreement, JCR has the right to develop our MSCs in two fields for the Japanese market: exclusive in conjunction with the treatment of hematological malignancies by the use of hematopoietic stem cells derived from peripheral blood, cord blood or bone marrow, or the First JCR Field; and non-exclusive for developing assays that use liver cells for non-clinical drug screening and evaluation, or the Second JCR Field. With respect to the First JCR Field, the Group are entitled to payments when JCR reaches certain commercial milestones and to escalating double-digit royalties. These royalties are subject to possible renegotiation downward in the event of competition from non-infringing products in Japan. With respect to the Second JCR Field, the Group are entitled to a double digit profit share. In October 2018, the Group expanded its partnership with JCR in Japan for wound healing in patients with Epidermolysis Bullosa (“EB”). The Group will receive royalties on TEMCELL® Hs. Inj. (“TEMCELL”), a registered trademark of JCR product sales for EB. The Group applies the sales-based and usage-based royalty exception for licenses of intellectual property and therefore recognizes royalty revenue at the later of when the subsequent sale or usage occurs and the associated performance obligation has been satisfied.

In the year ended June 30, 2019, the Group recognized $5.0 million in commercialization revenue relating to royalty income earned on sales of TEMCELL in Japan by our licensee JCR, compared with $2.5 million for the year ended June 30, 2018. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.

In the year ended June 30, 2019, the Group recognized $1.0 million in milestone revenue upon our licensee, JCR, reaching cumulative net sales milestones for sales of TEMCELL in Japan, compared with $1.5 million for the year ended June 30, 2018. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.

Financial Instruments

The Group adopted IFRS 9 Financial Instruments on July 1, 2018. IFRS 9 introduced revisions in the classification and measurement of financial instruments with a principle-based approach which is driven by cash flow characteristics and business model.

The Group has had following impacts on its financial assets and liabilities from the adoption of the new standard on July 1, 2018:

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Accounting for non-trading equity investments – IFRS 9 requires investments in equity instruments to be recorded at fair value with changes recognized through profit or loss (FVTPL). There is an allowance for management to make an irrevocable election on initial recognition for fair value changes in non-trading equity investments to be recorded in other comprehensive income (FVOCI). On transition to IFRS 9, the Group has made an election to record its financial assets measured at FVOCI in an equity instrument at FVOCI. Therefore, there has been no impact on the measurement of the financial asset on transition.

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Accounting for financial liabilities – Under IFRS 9 there is an allowance for management to make an irrevocable election on initial recognition for financial liabilities that are measured at amortized cost to be measured at FVTPL. The Group has not designated any of its financial liabilities carried at amortized cost as FVTPL using the fair value option upon adoption of IFRS 9 on July 1, 2018. Therefore, there has been no impact on the transition to IFRS 9 from July 1, 2018.

In the opinion of management, the final financial data includes all adjustments, consisting only of normal recurring adjustments, necessary to a fair statement of the results for the interim periods. Other than the new and amended standards adopted by the Group above these final financial statements follow the same accounting policies as compared to the June 30, 2018 consolidated financial statements and related notes as filed with the Australian Securities Exchange and the Securities and Exchange Commission.

(iv)	New accounting standards and interpretations not yet adopted

Certain new accounting standards and interpretations have been published that are not mandatory for the June 30, 2019 reporting period. The Group has not elected to apply any pronouncements before their operative date in the annual reporting period beginning July 1, 2018.

Initial application of the following Standards is not expected to materially impact the amounts recognized or disclosures made in the current financial report and management do not consider these new accounting standards to have a material impact on future transactions made in relation to the Group. The Group is in the process of assessing the impact of these new standards on its accounting policy.

Title of standard	IFRS 16 Leases
Key requirements

IFRS 16 eliminates the classification of leases as either operating leases or finance leases for a lessee; they are recognized on the balance sheet as they are treated in a similar way to finance leases applying IAS 17. Leases are ‘capitalized’ by recognizing the present value of the lease payments and showing them either as lease assets (right-of-use assets) or together with property, plant and equipment. If lease payments are made over time, a financial liability is required to be recognized to represent the obligation to make future lease payments.

There is little change for the accounting for a lessor.

Impact

Alternative methods of calculating the ROU asset are permitted under IFRS 16 which impacts the size of the transition adjustment. The Group will apply the modified retrospective approach as permitted by IFRS 16. Under the modified retrospective transition approach, prior period comparative financial statements are not restated and the Group can choose between two alternate methods of measuring the lease assets on a lease by lease basis. The Group will measure the ROU for operating leases of office space from which it conducts its business as if IFRS 16 had always been applied. The resulting transition adjustment will be recognized as an adjustment to the Group’s retained earnings as at 1 July 2019. Based on the elected transition method, the Group will recognize lease liabilities of approximately $5.6 million and ROU assets of approximately $4.7 million. After adjusting for amounts currently recorded on the balance sheet (representing the difference between the cumulative lease expense recognized and cash paid on these leases), this results in a reduction to retained earnings of approximately $0.9 million. The transition adjustment has, as permitted by IFRS 16, been determined by the Group by electing practical expedients to not recognize short-term or low value leases on its statement of financial position at the transition date. Judgement has been applied by the Group in determining the transition adjustment which includes the determination of which contractual arrangements represent a lease, the period over which the lease exists, the incremental borrowing rate of the Group, and the variability of future cash flows.

Refer to Note 14(b) for the lease commitments the Group holds as a lessee.

Effective Date	IFRS 16 must be applied for annual reporting periods beginning on or after January 1, 2019. The Group does not intend to adopt IFRS 16 before its mandatory date.

The following standards applicable to the Group but are not yet adopted are summarized below: